Fees Summary	Jul. 31, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 75,000,000.00
Previously Paid Amount	6,905.00
Total Fee Amount	10,357.50
Total Offset Amount	0.00
Net Fee	$ 3,452.50